AMENDMENT NO. 3 TO AGREEMENT OF SALE

     THIS AMENDMENT NO. 3 TO AGREEMENT OF SALE (this "Amendment") is dated as of January 28, 1997 by and between GROUP ONE INVESTMENTS, INC., an Illinois corporation ("Purchaser"), and 100 PROVIDENCE SQUARE LIMITED PARTNERSHIP, an Illinois limited partnership ("Seller").

                                  WITNESSETH:

     A. WHEREAS, Purchaser and Seller have heretofore entered into that certain Agreement of Sale dated as of October 17, 1996, as amended, providing for the sale by Seller to Purchaser of certain real property and other related property located in Charlotte, North Carolina and known as Providence Square Apartments (the "Property") (said Agreement of Sale, as amended, is hereinafter referred to as the "Agreement"); and

     B. WHEREAS, Purchaser and Seller have heretofore entered into that certain Agreement dated as of October 17, 1996, as amended, providing for the sale by Seller to Purchaser of certain personal property located at the Property (said Agreement, as amended, is hereinafter referred to as the "Personal Property Agreement"); and

     C. WHEREAS, the parties hereto desire to amend the terms and conditions of the Agreement and the Personal Property Agreement in certain respects, in accordance with the terms and conditions hereinafter set forth.

     NOW, THEREFORE, in consideration of the recitals set forth above, the covenants and agreements hereinafter set forth, and other good and valuable consideration, the receipt and sufficiency of which are hereby acknowledged by all parties, Purchaser and Seller hereby agree as follows:

     1. Preambles. The Preambles to this Amendment are fully incorporated herein by this reference thereto with the same force and effect as though restated herein.

     2. Defined Terms. To the extent not otherwise defined herein to the contrary, all capitalized terms and/or phrases used in this Amendment shall have the respective meanings ascribed to them in the Agreement, as modified hereby.

     3. Extension of Closing Date. Paragraph 8 of the Agreement is amended to provide that the Closing Date shall be extended to February 17, 1997, and that all references to the Closing Date in both the Agreement and the Personal Property Agreement shall mean February 17, 1997.

     4. Earnest Money. Within one business day after the date of execution hereof, Purchaser shall increase the Earnest Money by One Hundred Thousand and no/100 Dollars ($100,000.00).

     5. Lender's Consent. Seller and Purchaser each acknowledge and agree that the Lender's Consent has been obtained and waive any right to terminate the Agreement due to the failure to obtain the Lender's Consent.

     6. Miscellaneous. Except as may be expressly set forth herein to the contrary, the Agreement and the Personal Property Agreement remain unmodified, and all of the terms and conditions of the Agreement shall remain in full force and effect. Notwithstanding anything to the contrary contained herein, to the extent that the terms and conditions of this Amendment conflict with the terms and conditions of the Agreement or the Personal Property Agreement, this Amendment shall control.

     7. Governing Law. This Amendment shall be governed and construed under the laws of the State of North Carolina.


     IN WITNESS WHEREOF, the parties hereto have put their hand and seal as of the date first set forth above.


                         PURCHASER:

                         GROUP ONE INVESTMENTS, INC.,
                         an Illinois corporation

                         By:   /s/ Robert H. Weitzman
                              --------------------------------
                         Name:
                              --------------------------------
                         Its:      President
                              --------------------------------

                         SELLER:

                         100 PROVIDENCE SQUARE LIMITED
                         PARTNERSHIP, an Illinois limited partnership

                         By: Balcor Current Income Partners-85, Inc., an Illinois corporation, its general partner

                         By:   /s/  James E. Mendelson
                              --------------------------------
                         Name:
                              --------------------------------
                         Its:       Authorized Rep.
                              --------------------------------